UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:  March 20, 2018

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Park East Drive, Suite 300 Beachwood, OH 44122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01	Regulation FD Disclosure.

As previously disclosed, on November 17, 2017, Real Industry, Inc. (the “Company”), Real Alloy Intermediate Holding, LLC (“RAIH”), Real Alloy Holding, Inc. (“Real Alloy”) and certain of Real Alloy’s wholly-owned U.S. subsidiaries (collectively with RAIH and Real Alloy, the “Real Alloy Debtors,” and the Real Alloy Debtors with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Real Industry, Inc., et al.”, Case No. 17-12464, in the Bankruptcy Court (the “Chapter 11 Proceedings”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions and orders of the Bankruptcy Code.

Monthly Operating Report

On March 20, 2018, the Debtors filed their unaudited monthly operating report for the period from February 1, 2018 to February 28, 2018 (the “Monthly Operating Report”) with the Bankruptcy Court in the Chapter 11 Proceedings.  A copy of this report is contained in the attached Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed herein.

Notice of Credit Bid Amount and Cancellation of Auction

In connection with the debtor-in-possession (“DIP”) financing obtained by the Real Alloy Debtors, the Real Alloy Debtors agreed to pursue a sale of substantially all of their assets pursuant to Section 363 of the Bankruptcy Code (a “Section 363 Sale”).  As previously announced, an ad hoc group of holders of Real Alloy’s secured notes agreed to provide a credit bid for substantially all of Real Alloy’s assets and negotiated a form of asset purchase agreement with Real Alloy (the “APA”), which was filed in draft form with the Bankruptcy Court on March 8, 2018.  This bid was subject to Real Alloy’s receipt of higher and better offers prior to the bid deadline of 4 pm Eastern on March 19, 2018, and conduct of an auction scheduled for March 27, 2018 related to such offers (the “Auction”).

On March 21, 2018, Real Alloy filed a notice with the Bankruptcy Court (the “Notice”) announcing, among other things, that it had not received an offer with terms superior to those contained within the APA by such deadline, and that the Auction was cancelled. Further, the Notice disclosed the value of the purchase price terms in the credit bid by the noteholder purchasers, namely total purchase consideration valued by the Debtors at approximately $364 million, plus the assumption of certain liabilities.  On March 23, 2018, the Debtors filed an execution version of the APA with the Bankruptcy Court.  The APA remains subject to Bankruptcy Court approval and there can be no assurance as to when the closing of the transactions under the APA will occur, if at all. The foregoing description of the Notice does not purport to be complete and is qualified in its entirety by reference to the Notice attached hereto respectively as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and in Exhibits 99.1  and 99.2 furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding the Monthly Operating Report

The Monthly Operating Report has been prepared by the Debtors solely for the purpose of complying with the monthly reporting requirements in the Chapter 11 Proceedings and is in a format acceptable to the United States Trustee. Any financial information contained therein is limited in scope and covers a limited time period. Such information is preliminary and unaudited, and is not prepared in accordance with U.S. generally accepted accounting principles (GAAP).

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Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in its securities during the pendency of the Chapter 11 Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Proceedings.

Additional Information on the Chapter 11 Proceedings

Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry.  Additional information on Real Industry can be found at its website www.realindustryinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company, Real Alloy and their subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: our financial and operational results, as well as our expectations for future financial trends and performance of our business in future periods; our strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on our businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for our businesses; the adequacy of the capital resources of our businesses and the difficulty in forecasting the liquidity requirements of the operations of our businesses; the unpredictability of our financial results while in Chapter 11 proceedings; our ability to discharge claims in Chapter 11 proceedings; negotiations with the bidder on a definitive agreement for the terms of purchase of Real Alloy and closing the negotiated transaction; receipts of other acquisition bids and negotiations with associated bidders; negotiations with the holders of Real Alloy’s senior secured notes, its asset-based facility lender, and its trade and other unsecured creditors; risks and uncertainties with performing under the terms of the Debtors’ debtor-in-possession (“DIP”) financing arrangements and any other arrangement with lenders or creditors while in Chapter 11 proceedings; the Debtors’ ability to operate our businesses within the terms of our respective DIP financing arrangements;  the forecasted uses of funds in the Debtors’ DIP budgets; negotiations with DIP lenders; the impact of Real Alloy’s Chief Restructuring Officer on its restructuring efforts and negotiations with creditors and other stakeholders in the Chapter 11 proceedings; our ability to retain employees, suppliers and customers as a result of Chapter 11 proceedings; the ability to pay any amounts under key employee incentive or retention plans adopted in connection with the Chapter 11 proceedings; Real Alloy’s ability to conduct business as usual in the United States and worldwide; Real Alloy’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from Real Alloy; our ability to continue to pay suppliers and vendors;  our ability to fund ongoing business operations through the applicable DIP financing arrangements; the use of the funds anticipated to be received in the DIP financing arrangements;  the ability to control costs during Chapter 11 proceedings; the risk that our Chapter 11 proceedings may be converted to cases under Chapter 7 of the Bankruptcy Code; the ability of the Company to preserve and utilize the NOLs following Chapter 11 proceedings; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to evaluate and close potential M&A opportunities; our long-term outlook; our preparation for future market conditions; statements regarding the anticipation of the Company that it will file its Annual Report Form 10-K within 15 calendar days of the prescribed due date; statements regarding the Company’s intention to continue to file Current Reports on Form 8-K that include unaudited monthly operating reports and statements regarding the information to be included in such monthly reports; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the bankruptcy court; negotiations with Real Alloy’s debtholders,  our creditors and any committee approved by the bankruptcy court;  negotiations with lenders on the definitive DIP financing, equity investment and post-emergence credit facility documents; negotiations with the purchasers of the Real Alloy business in the Section 363 Sale; the Company’s ability to meet the closing conditions of its DIP financing, equity investment or post-emergence credit facilities; the Debtors’ ability to meet the requirements, and compliance with the terms, including restrictive covenants, of their respective DIP financing arrangements and any other financial arrangement while in Chapter 11 proceedings; changes in our operational or cash needs from the assumptions underlying our DIP budgets and forecasts; changes in our cash needs as compared to our historical operations or our planned reductions in operating expense; adverse litigation; changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of the recently approved U.S. tax legislation and any other changes in U.S. or non-U.S. tax laws on our operations or the value of our NOLs; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses; the Company’s ability to devote sufficient personnel and resources to complete the work necessary to prepare and file the Company’s Annual Report on Form 10-K, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Real Industry, Inc.’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2017, August 8, 2017 and November 9, 2017 and Form 10-K filed with the SEC on March 13, 2017, and similar disclosures in subsequent reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS.  The following exhibits are filed herewith:

Exhibit 99.1Monthly Operating Report to the Bankruptcy Court, dated March 20, 2018.

Exhibit 99.2Notice of Credit Bid Amount and Auction Cancellation, dated March 21, 2018.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Monthly Operating Report to the Bankruptcy Court, dated March 20, 2018.
99.2	Notice of Credit Bid Amount and Auction Cancellation, dated March 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

anuayr
REAL INDUSTRY, INC.

Date: March 26, 2018	By:	/s/ Kelly G. Howard
	Name:	Kelly G. Howard
	Title:	Executive Vice President and General Counsel